UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2004

AXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24085	94-3031310

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4281 Technology Drive
Fremont, California 94538
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 683-5900

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     On May 24, 2004, AXT, Inc., a Delaware corporation (“AXT”), announced that it has completed its investigation into certain product testing practices and procedures and as a result has implemented certain executive management changes. Donald L. Tatzin, formerly Chief Financial Officer, will become Interim Chief Executive Officer. Wilson W. Cheung, AXT’s Vice President, Corporate Controller, has been promoted to Chief Financial Officer. Morris Young, Ph.D., formerly AXT’s Chairman, President and CEO will be responsible for improving and expanding the Company’s China operation. He will remain a director. Jesse Chen, a current AXT board member will also assume the role of Chairman of the Board.

     A copy of the press release announcing this action is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
99.1	Press release dated May 24, 2004 announcing executive management changes.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXT, INC.
Date: May 24, 2004	By:	/s/ DONALD L. TATZIN
Donald L. Tatzin
Interim Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated May 24, 2004, announcing executive management changes.